                                                                    EXHIBIT 99.3


CERTIFICATION PURSUANT TO SECTION 906 OF SARBANES-OXLEY ACT OF 2002

I, Dennis E. Gershenson, President and Chief Executive Officer of
Ramco-Gershenson Properties Trust (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Annual Report on Form 10-K of the Company for the period ended December 31, 2002 which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Dennis E. Gershenson
------------------------
Dennis E. Gershenson
President and Chief Executive Officer
March 24, 2003














                                       79